Exhibit 4.2

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated October 9, 2012, by and among Dollar General Corporation, a Tennessee corporation (the “Parent Borrower”), the Subsidiary Borrowers parties thereto (the “Subsidiary Borrowers”, and together with Parent Borrower, collectively, “Borrowers” and individually, a “Borrower”), the lending institutions from time to time parties hereto (each a “Lender” and, collectively, the “Lenders”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, “Administrative Agent”) and collateral agent, Citibank, N.A., HSBC Bank, USA, National Association,  and Bank of America, N.A., as Syndication Agents, Wells Fargo Capital Finance, LLC, Barclays Bank PLC, Citigroup Global Markets Inc., Goldman Sachs Lending Partners LLC, HSBC Bank, USA, National Association,  J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Bookrunners, and Barclays Bank PLC, Goldman Sachs Lending Partners LLC, and J.P. Morgan Chase Bank, N.A., as Documentation Agents.

W I T N E S S E T H :

WHEREAS, Parent Borrower and Subsidiary Borrowers have entered into financing arrangements with Administrative Agent and Lenders pursuant to which Lenders have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Credit Agreement, dated March 15, 2012, by and among Borrowers, Administrative Agent, Lenders and the other parties thereto (as the same now exists and is amended and supplemented pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and the other Credit Documents (as defined therein); and

WHEREAS, Borrowers have requested that Administrative Agent and Lenders agree to certain amendments to the Credit Agreement as set forth below, and Administrative Agent and Lenders are willing to agree to such amendments, subject to the terms and conditions herein; and

WHEREAS, by this Amendment No. 1, Borrowers, Administrative Agent and Lenders desire and intend to evidence such amendments;

NOW THEREFORE, in consideration of the foregoing, the mutual agreements and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Definitions.

(a) Additional Definitions.  As used herein or in any of the other Credit Documents, the following terms shall have the meanings given to them below, and the Credit Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

(i)    “Amendment No. 1” shall mean this Amendment No. 1 to Amended and Restated Credit Agreement by and among Borrowers, Administrative Agent, Lenders and the other parties thereto, as amended, modified, supplemented, extended, renewed, restated or replaced.

(ii)   “Amendment No. 1 Effective Date” shall mean October 9, 2012.

(b) Interpretation.  For purposes of this Amendment No. 1, unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings assigned to such terms in the Credit Agreement.

2.     Limitation on Dividends.  The Parent Borrower, the other Credit Parties and the Required Lenders each agree that on the Amendment No. 1 Effective Date, Section 10.6 of the Credit Agreement shall be amended by (i) deleting the word “and” at the end of clause (h) thereof, (ii) replacing the “.” at the end of clause (i) thereof with “; and” and (iii) inserting the following new clause (j) therein immediately after clause (i) thereof as follows:

“ (j) the Parent Borrower may (or may pay dividends to permit any direct or indirect parent thereof to) repurchase, redeem or otherwise acquire shares of its Stock or Stock Equivalents on or about the Amendment No. 1 Effective Date; provided that the aggregate cash consideration paid in respect of all such repurchases, redemptions and acquisitions shall not exceed $250,000,000;”

3.     Representations and Warranties.  Each Borrower and Guarantor hereby represents and warrants to Administrative Agent and Lenders the following (which shall survive the execution and delivery of this Amendment No. 1):

(i)    This Amendment No. 1 has been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and is in full force and effect as of the date hereof.

(ii)   The execution, delivery and performance of this Amendment No. 1 (a) is within each Borrower’s and Guarantor’s corporate or limited liability company powers and (b) is not in contravention of law or the terms of any Borrower’s or Guarantor’s certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Borrower or Guarantor or its property are bound.

4.     Condition Precedent.  The amendments contained herein shall only be effective upon the receipt by Administrative Agent of counterparts of this Amendment No. 1, duly authorized, executed and delivered by (a) the Borrowers and each other Credit Party and (b) the Required Lenders.

5.       Effect of this Amendment.  Except as expressly amended pursuant hereto, no other changes or modifications to the Credit Documents are intended or implied, and, in all other respects, the Credit Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.  To the extent that any provision of the Credit

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Agreement or any of the other Credit Documents are inconsistent with the provisions of this Amendment No. 1, the provisions of this Amendment No. 1 shall control.

6.       Further Assurances.  Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Administrative Agent to effectuate the provisions and purposes of this Amendment No. 1.

7.       Governing Law.  The validity, interpretation and enforcement of this Amendment No. 1 and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

8.       Binding Effect.  This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9.       Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 1.

10.     Counterparts.  This Amendment No. 1 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission (including by email with “pdf”) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment No. 1.  Any party delivering an executed counterpart of this Amendment No. 1 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the day and year first above written.

DOLLAR GENERAL CORPORATION, as Parent Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Executive Vice President and Chief Financial Officer

DG RETAIL, LLC, as Subsidiary Borrower

By:	/s/ John W. Feray
Name:	John. W. Feray
Title:	Senior Vice President and Chief Financial Officer

DOLGENCORP, LLC, as Subsidiary Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Executive Vice President and Chief Financial Officer

DOLGENCORP OF NEW YORK, INC., as Subsidiary Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Executive Vice President and Chief Financial Officer

DOLGENCORP OF TEXAS, INC., as Subsidiary Borrower

By:	/s/ John W. Feray
Name:	John. W. Feray
Title:	Senior Vice President and Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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DG TRANSPORTATION, INC., as Subsidiary Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Executive Vice President and Chief Financial Officer

DG LOGISTICS, LLC, as Subsidiary Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Executive Vice President and Chief Financial Officer

SOUTH BOSTON HOLDINGS, INC., as Subsidiary Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Vice President and Chief Financial Officer

SUN-DOLLAR, L.P., as Subsidiary Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Vice President and Chief Financial Officer of South Boston Holdings, Inc., its general partner

DG PROMOTIONS, INC., as Subsidiary Borrower

By:	/s/ John W. Feray
Name:	John. W. Feray
Title:	Senior Vice President and Chief Financial Officer

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DOLLAR GENERAL PARTNERS, as Subsidiary Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Executive Vice President and Chief Financial Officer

DC FINANCIAL, LLC, as Subsidiary Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Executive Vice President and Chief Financial Officer of Dollar General Corporation, its sole member

DG STRATEGIC I, LLC, as Subsidiary Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Executive Vice President and Chief Financial Officer

DG STRATEGIC II, LLC, as Subsidiary Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Executive Vice President and Chief Financial Officer of Dollar General Corporation, its sole member

DOLGEN MIDWEST, LLC, as Subsidiary Borrower

By:	/s/ John W. Feray
Name:	John. W. Feray
Title:	Senior Vice President and Chief Financial Officer

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DOLGEN I, INC., as Subsidiary Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Executive Vice President and Chief Financial Officer

DOLGEN II, INC., as Subsidiary Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Executive Vice President and Chief Financial Officer

RETAIL RISK SOLUTIONS, LLC, as Subsidiary Borrower

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Vice President and Chief Financial Officer

SOUTH BOSTON FF&E, LLC, as Guarantor

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Vice President and Chief Financial Officer of Sun-Dollar, L.P., its sole member

DOLGEN CALIFORNIA, LLC, as Guarantor

By:	/s/ John W. Feray
Name:	John. W. Feray
Title:	Senior Vice President and Chief Financial Officer

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DG ECOMMERCE, LLC, as Guarantor

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Executive Vice President and Chief Financial Officer

DG STRATEGIC VI, LLC, as Guarantor

By:	/s/ John W. Feray
Name:	John. W. Feray
Title:	Senior Vice President and Chief Financial Officer

DG STRATEGIC VII, LLC, as Guarantor

By:	/s/ John W. Feray
Name:	John. W. Feray
Title:	Senior Vice President and Chief Financial Officer

DG STRATEGIC VIII, LLC, as Guarantor

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Executive Vice President and Chief Financial Officer of Dollar General Corporation, its sole member

RETAIL PROPERTY INVESTMENTS, LLC, as Guarantor

By:	/s/ David M. Tehle
Name:	David M. Tehle
Title:	Vice President and Chief Financial Officer

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DOLGEN III, INC., as Subsidiary Borrower

By:	/s/ Robert R. Stephenson
Name:	Robert R. Stephenson
Title:	Assistant Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Swingline Lender, Letter of Credit Issuer and a Lender

By:	/s/ Jason B. Searle
Name:	Jason B. Searle
Title:	Director

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JPMORGAN CHASE BANK N.A.,
as a Documentation Agent and a Lender

By:	/s/ Sarah L. Freedman
Name:	Sarah L. Freedman
Title:	Executive Director

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KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Allen Blickensderfer
Name:	Allen Blickensderfer
Title:	AVP

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REGIONS BANK,
as a Lender

By:	/s/ Louis Alexander
Name:	Louis Alexander
Title:	Attorney in Fact

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SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:	/s/ Jeffrey B. Iervese
Name:	Jeffrey B. Iervese
Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:	/s/ John Finore
Name:	John Finore
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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SUNTRUST BANK,
as a Lender

By:	/s/ Nigel Fabien
Name:	Nigel Fabien
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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TD BANK, N.A.,
as a Lender

By:	/s/ Jeffrey Saperstein
Name:	Jeffrey Saperstein
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Carol Anderson
Name:	Carol Anderson
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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BANK OF AMERICA, N.A.,
as a Syndication Agent and a Lender

By:	/s/ Matthew Potter
Name:	Matthew Potter
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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BARCLAYS BANK PLC,
as a Documentation Agent and a Lender

By:	/s/ Alicia Borys
Name:	Alicia Borys
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ R. Andrew Beam
Name:	R. Andrew Beam
Title:	Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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COMPASS BANK,
as a Lender

By:	/s/ Michael Sheff
Name:	Michael Sheff
Title:	Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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BANK OF MONTREAL,
as a Lender

By:	/s/ Michael W. Scolaro
Name:	Michael W. Scolaro
Title:	Managing Director

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CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:	/s/ Thomas F. Furst
Name:	Thomas F. Furst
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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CITIBANK, N.A.,
as a Syndication Agent and a Lender

By:	/s/ Thomas M. Halsch
Name:	Thomas M. Halsch
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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CITICORP NORTH AMERICA, INC.,
as a Lender

By:	/s/ Thomas M. Halsch
Name:	Thomas M. Halsch
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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CITY NATIONAL BANK, a national banking association, as a Lender

By:	/s/ Brent Phillips
Name:	Brent Phillips
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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FIFTH THIRD BANK, an Ohio banking corporation, as a Lender

By:	/s/ Lisa R. Cook
Name:	Lisa R. Cook
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Drew Rodgers
Name:	Drew Rodgers
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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GOLDMAN SACHS LENDING PARTNERS LLC,
as a Documentation Agent and a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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HSBC BANK, USA, NATIONAL ASSOCIATION,
as a Syndication Agent and a Lender

By:	/s/ Brian Gingue
Name:	Brian Gingue
Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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RBS CITIZENS BUSINESS CAPITAL,
a division of RBS Asset Finance, Inc.,
a subsidiary of RBS Citizens, N.A.,
as a Lender

By:	/s/ Michael Ganann
Name:	Michael Ganann
Title:	Senior Vice President